UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

ASSET ENTITIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed on October 3, 2023 (the “Previous Report”), the Company entered into an Amended and Restated Closing Agreement (the “Amended and Restated Closing Agreement”) with Triton Funds LP, a Delaware limited partnership (“Triton”). Under the Amended and Restated Closing Agreement and subject to its terms, the Company may deliver a closing notice (“Closing Notice”) to Triton at any time on or before September 30, 2023, pursuant to which Triton will be obligated to purchase securities of the Company with an aggregate gross purchase price of $1,000,000 (the “Triton Securities”). On August 18, 2023, the Company filed a Registration Statement on Form S-1 (File No. 333-274079) to register the offer and sale of the Triton Securities in an amount of up to 885,000 shares of Class B Common Stock. The registration statement was declared effective on September 6, 2023.

Under an Amendment to Amended and Restated Closing Agreement (the “Amendment”), dated as of September 27, 2023, the Company and Triton agreed to amend the Amended and Restated Closing Agreement (as amended, the “Amended A&R Closing Agreement”) to provide that the term of the Amended A&R Closing Agreement had been extended and would subsequently expire on December 30, 2023; to provide that up to an aggregate value of $1,000,000 of the Class B Common Stock, based on the purchase price formula described in the Previous Report, may be sold and purchased pursuant to a Closing Notice; and to amend the form of Closing Notice to provide for a specific number of shares that may be sold to Triton under the Amended A&R Closing Agreement. On September 29, 2023, under the Amended A&R Closing Agreement, the Company delivered a Closing Notice to Triton (the “First Closing Notice”) for the purchase of 263,410 shares of Class B Common Stock (the “First Triton Shares”), which was the amount of shares of Class B Common Stock equal to approximately 4.9% of the 5,375,724 shares of Class B Common Stock outstanding on that date.

Under a Second Amendment to Amended and Restated Closing Agreement (the “Second Triton Amendment”), dated as of December 30, 2023, the Company and Triton agreed to amend the Amended A&R Closing Agreement to provide that the Amended A&R Closing Agreement would expire on March 31, 2024, instead of December 30, 2023. The Second Triton Amendment did not amend any of the other provisions of the Amended A&R Closing Agreement.

Under a Third Amendment to Amended and Restated Closing Agreement (the “Third Triton Amendment”), dated as of March 29, 2024, the Company and Triton agreed to amend the Amended A&R Closing Agreement to provide that the Amended A&R Closing Agreement will expire on April 30, 2024, instead of March 31, 2024. The Third Triton Amendment did not amend any of the other provisions of the Amended A&R Closing Agreement. A copy of the Third Triton Amendment is attached as Exhibit 10.1 to this report, and the description above is qualified in its entirety by reference to such exhibit.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in its Current Report on Form 8-K filed on October 3, 2023, Asset Entities Inc., a Nevada corporation (the “Company”), on September 28, 2023, the Company received a written notification (the “Notification Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market.

Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s Class B Common Stock, $0.0001 par value per share (“Class B Common Stock”), for the 30 consecutive business days from August 15, 2023, to September 27, 2023, the Company no longer met the minimum bid price requirement.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until March 26, 2024, to regain compliance with Nasdaq Listing Rule 5550(a)(2). To regain compliance, the Company’s Class B Common Stock must have a closing bid price of at least $1.00 for a minimum of 10 consecutive business days. If the Company did not regain compliance during such 180-day period, the Company would have been eligible for an additional 180 calendar days, provided that the Company met the continued listing requirement for market value of publicly held shares of $1,000,000 under Nasdaq Listing Rule 5550(a)(5) and all other initial listing standards for The Nasdaq Capital Market, except for Nasdaq Listing Rule 5550(a)(2), and that the Company provided a written notice of its intention to cure this deficiency during the second compliance period, by effecting a reverse stock split, if necessary.

On March 27, 2024, the Company received a written notification (the “Second Notification Letter”) from Nasdaq notifying the Company that it had not regained compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) and is not eligible for a second 180-day compliance period; specifically, the Company did not comply with the $5,000,000 minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market as of March 26, 2024. Accordingly, the Company plans to timely request a hearing before an independent Nasdaq Hearings Panel (the “Panel”). The hearing request will automatically stay any suspension or delisting action pending the conclusion of the hearings process. In that regard, pursuant to the Nasdaq Listing Rules, the Panel has the discretion to grant the Company a further extension not to exceed September 23, 2024. Notwithstanding, there can be no assurance that the Panel will grant the Company a further extension or that the Company will ultimately regain compliance with all applicable requirements for continued listing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Third Amendment to Amended and Restated Closing Agreement, dated as of March 29, 2024, between Asset Entities Inc. and Triton Funds LP (incorporated by reference to Exhibit 10.32 to Annual Report on Form 10-K filed on April 2, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2024	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
Name: Arshia Sarkhani
Title: Chief Executive Officer and President

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